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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                          June 29, 1998 (June 29, 1998)


                       ROCKWELL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                        1-12383                    25-1797617
(State or other                   (Commission                (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


600 Anton Boulevard, Suite 700, Costa Mesa, California          92626-7147
   (Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:  (714) 424-4565



          (Former name or former address, if changed since last report)




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                              (Page 1 of 3 Pages)
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.     Other Events.

            Registrant's press release dated June 29, 1998 is filed herewith as Exhibit 20 and is incorporated herein by reference.




Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


            (c)      Exhibits.

                     20.      Press release of Registrant dated June 29, 1998.



                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       ROCKWELL INTERNATIONAL CORPORATION
                                                  (Registrant)

                                       By       /s/ William J. Calise, Jr.
                                          --------------------------------------
                                                William J. Calise, Jr.
                                            Senior Vice President, General
                                                Counsel and Secretary

Dated:  June 29, 1998




                              (Page 2 of 3 Pages)
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                                  EXHIBIT INDEX


                                                               Sequentially
Exhibit                                                          Numbered
Number                          Description                        Page
-------                         -----------                    ------------

  20            Press release of Registrant dated June 29,
                1998.


















                               (Page 3 of 3 Pages)